UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10491

Nuveen Real Estate Income Fund
(Exact name of registrant as specified in charter)
333 West Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip code)
Kevin J. McCarthy—Vice President and Secretary 333 West Wacker Drive, Chicago, Illinois 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code:		312-917-7700
Date of fiscal year end:	12/31
Date of reporting period:	9/30/2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Portfolio of Investments (Unaudited)
Nuveen Real Estate Income Fund (JRS)
September 30, 2011

Shares	Description (1)			Value
	Real Estate Investment Trust Common Stocks - 79.1% (58.5% of Total Investments)
	Diversified - 5.1%
360,100	Colonial Properties Trust			$ 6,539,416
207,760	Liberty Property Trust			6,047,894
	Total Diversified			12,587,310
	Hotels, Restaurants & Leisure - 1.2%
95,550	Hyatt Hotels Corporation, Class A, (2)			2,997,404
	Industrial - 5.8%
590,007	Prologis			14,307,670
	Office - 15.8%
457,850	BioMed Realty Trust Inc.			7,586,575
91,160	Boston Properties, Inc.			8,122,356
193,500	CommonWealth REIT			3,670,695
74,200	Corporate Office Properties			1,616,076
274,860	Mack-Cali Realty Corporation			7,352,505
205,370	Piedmont Office Realty Trust			3,320,833
130,290	SL Green Realty Corporation			7,576,364
	Total Office			39,245,404
	Residential - 13.5%
278,400	Apartment Investment & Management Company, Class A			6,158,208
107,048	AvalonBay Communities, Inc.			12,208,824
290,110	Equity Residential			15,048,006
	Total Residential			33,415,038
	Retail - 15.1%
67,220	Federal Realty Investment Trust			5,539,600
445,779	General Growth Properties Inc.			5,393,926
138,957	Macerich Company			5,923,737
199,970	Regency Centers Corporation			7,064,940
121,559	Simon Property Group, Inc.			13,369,059
	Total Retail			37,291,262
	Specialized - 22.6%
243,710	Extra Space Storage Inc.			4,540,317
459,020	HCP, Inc.			16,093,240
199,070	Health Care REIT, Inc.			9,316,476
871,275	Host Hotels & Resorts Inc.			9,531,749
73,707	Public Storage, Inc., (3)			8,207,274
165,610	Ventas Inc.			8,181,133
	Total Specialized			55,870,189
	Total Real Estate Investment Trust Common Stocks (cost $172,030,875)			195,714,277

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities - 4.3% (3.2% of Total Investments)
	Office - 4.3%
525,756	CommonWealth REIT, Preferred Convertble Bonds	6.500%	Baa3	$10,730,680
	Total Convertible Preferred Securities (cost $10,684,923)			10,730,680

Shares	Description (1)	Coupon		Value
	Real Estate Investment Trust Preferred Stocks - 50.3% (37.2% of Total Investments)
	Diversified - 3.2%
286,400	PS Business Parks, Inc., Series O, (3)	7.375%		$ 7,160,000
27,700	PS Business Parks, Inc.	6.875%		693,885
	Total Diversified			7,853,885
	Office - 22.4%
25,000	CommomWealth REIT	7.250%		611,000
181,000	CommomWealth REIT	7.125%		4,304,180
12,141	Highwoods Properties, Inc., Series A	8.625%		12,315,527
293,000	Hudson Pacific Properties Inc.	8.375%		7,738,130
335,978	Lexington Realty Trust	7.550%		8,046,673
314,000	Parkway Properties, Inc.	8.000%		7,771,500
600,000	SL Green Realty Corporation, (3)	7.625%		14,760,000
	Total Office			55,547,010
	Residential - 8.5%
511,100	Apartment Investment & Management Company, Series U	7.750%		12,665,058
179,300	Apartment Investment & Management Company, Series Y	7.875%		4,464,570
160,000	Equity Lifestyle Properties Inc.	8.034%		3,996,800
	Total Residential			21,126,428

	Retail - 6.3%
37,842	CBL & Associates Properties Inc.	7.750%		915,398
102,000	CBL & Associates Properties Inc.	7.375%		2,353,140
70,550	Glimcher Realty Trust, Series G	8.125%		1,664,980
265,000	Regency Centers Corporation	7.450%		6,678,000
152,800	Saul Centers, Inc.	8.000%		3,949,880
	Total Retail			15,561,398
	Specialized - 9.9%
38,000	Health Care REIT, Inc.	7.875%		969,760
103,300	Hersha Hospitality Trust, Series A	8.000%		2,371,768
611,000	Hospitality Properties Trust, Series C	7.000%		14,975,610
271,452	Sunstone Hotel Investors Inc., Series A	8.000%		6,172,819
	Total Specialized			24,489,957
	Real Estate Investment Trust Preferred Stocks (cost $123,558,240)			124,578,678

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments - 1.4% (1.1% of Total Investments)
$ 3,516	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/11, repurchase price $3,516,263, collateralized by $3,490,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $3,590,338	0.010%	10/03/11	$ 3,516,260
	Total Short-Term Investments (cost $3,516,260)			3,516,260
	Total Investments (cost $309,790,298) - 135.1%			334,539,895
	Borrowings - (34.3)% (5), (6)			(85,000,000)
	Other Assets Less Liabilities - (0.8)% (7)			(1,864,428)
	Net Assets Applicable to Common Shares - 100%			$ 247,675,467

Investments in Derivatives at September 30, 2011:

Interest Rate Swaps outstanding:

		Fund	Floating		Fixed Rate		Unrealized
	Notional	Pay/Receive	Rate	Fixed	Payment	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	Rate*	Frequency	Date	(Depreciation)
JPMorgan	$20,727,500	Receive	1-Month USD-LIBOR	1.412%	Monthly	3/29/14	$ (459,001)
Morgan Stanley	20,727,500	Receive	1-Month USD-LIBOR	0.409	Monthly	3/29/12	(8,288)
Morgan Stanley	20,727,500	Receive	1-Month USD-LIBOR	2.323	Monthly	3/29/16	(1,181,994)
							$(1,649,283)

*Annualized.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trust Common Stocks	$195,714,277	$ –	$ –	$195,714,277
Convertible Preferred Securities	10,730,680	–	–	10,730,680
Real Estate Investment Trust Preferred Stocks	112,263,151	12,315,527	–	124,578,678
Short-Term Investments	–	3,516,260	–	3,516,260
Derivatives:
Interest Rate Swaps*	–	(1,649,283)	–	(1,649,283)
Total	$318,708,108	$14,182,504	$ –	$332,890,612

* Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

During the period ended September 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

The following table presents the fair value of all derivative instruments held by the Fund as of September 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Location on the Statements of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	$ –	Unrealized depreciation on interest rate swaps*	$ 1,649,283

* Represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments.

Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At September 30, 2011, the cost of investments (excluding investments in derivatives) was $312,771,088.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding investments in derivatives) at September 30, 2011, were as follows:

Gross unrealized:
Appreciation	$ 37,724,001
Depreciation	(15,955,194)

Net unrealized appreciation (depreciation) of investments	$ 21,768,807

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(4)

Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Borrowings as a percentage of Total Investments is 25.4%.
(6)

The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of September 30, 2011, investments with a value of $171,856,423 have been pledged as collateral for Borrowings.

(7)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at September 30, 2011.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

Item 2. Controls and Procedures.

a.

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

b.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), exactly as set forth below: EX-99 CERT Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date November 29, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date November 29, 2011